UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2004

MOLECULAR DEVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27316 (Commission File Number)	94-2914362 (IRS Employer Identification No.)

1311 Orleans Drive
Sunnyvale, CA 94089

(Address of registrant’s principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 747-1700

Item 5. Other Events and Regulation FD Disclosure

     On June 29, 2004, Molecular Devices Corporation (“Molecular Devices”) sent a letter to Institutional Shareholder Services in which Molecular Devices agreed that, without the prior approval of the company’s stockholders, options issued under any of Molecular Devices’ existing stock option plans will not be repriced, replaced or regranted through cancellation, or by lowering the option exercise price of a previously granted award. Molecular Devices’ existing stock option plans, including its 1995 Stock Option Plan, as amended, will be amended at the next meeting of the Board of Directors of Molecular Devices to reflect these changes, and copies of the amended plans will be sent to Institutional Shareholder Services.

     A copy of the letter regarding the amendment of Molecular Devices’ stock option plans is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Letter dated June 29, 2004, from Molecular Devices to Institutional Shareholder Services.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOLECULAR DEVICES CORPORATION
Dated: June 29, 2004	By:	/s/ TIMOTHY A. HARKNESS
Timothy A. Harkness
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Letter dated June 29, 2004, from Molecular Devices to Institutional Shareholder Services.